Securities and Exchange Commission


                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                January 17, 2001

                                eDiets.com, Inc.

             (Exact name of Registrant as specified in its charter)


                         Commission File Number 0-30559


                  Delaware                                 56-0952883

       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                  Identification No.)



                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33342

                    (Address of Principal Executive Offices)



                                 (954) 360-9022

              (Registrant's Telephone number, including area code)


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                              Item 5. Other Events.

         Effective as of November 23, 2000, eDiets.com, Inc. (the "Company") entered into a two-year Interactive Services Agreement with America Online, Inc. ("AOL") under which it will provide original diet and nutrition content to several AOL brands. The content integration and advertising campaign was launched on December 26, 2000. Under the terms of the agreement with AOL, the Company will pay AOL approximately $11,000,000 over the two-year term of the agreement.


                                Item 7. Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated January 17, 2001.

         SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

         Dated: January 19, 2001

         eDiets.com, Inc.

         By:   /s/ Robert T. Hamilton
             ----------------------------------------------------
             Robert T. Hamilton, Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT No.           DESCRIPTION
99.1                  Press release of the Registrant dated  January 17, 2001.